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                                                                    EXHIBIT 10.2


                    FOURTH AMENDMENT TO THE 1995 STOCK OPTION
                               AND INCENTIVE PLAN

           (As previously amended and restated as of August 11, 1995)

      This FOURTH AMENDMENT TO THE 1995 STOCK OPTION AND INCENTIVE PLAN is made and approved as of this 27th day of April, 1999, by the Shareholders of Champion Enterprises, Inc.

                                   WITNESSETH:

      WHEREAS the Shareholders of Champion Enterprises, Inc. desire to amend the 1995 Stock Option and Incentive Plan (as previously amended and restated as of August 11, 1995) as set forth below.

      NOW, THEREFORE, the 1995 Stock Option and Incentive Plan is amended as follows:

      1. Section 1.6 is hereby amended by replacing the figure "4,650,000" with "6,400,000".

      2. Each reference in the 1995 Stock Option and Incentive Plan to the "Plan," "hereunder," or "hereof" or words of the like import shall hereafter mean and be a reference to the 1995 Stock Option and Incentive Plan (as amended and restated as of August 11, 1995) as amended hereby.

      Except as specifically amended hereby, the 1995 Stock Option and Incentive Plan as amended and restated as of August 11, 1995, and each provision hereof, remains in full force and effect.

                                        CHAMPION ENTERPRISES, INC.


                                        By: _____________________________
                                            Walter R. Young
                                            Chairman, President and Chief
                                            Executive Officer




Attest:

_____________________________
John J. Collins, Jr.
Secretary